                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   4
Portfolio of Investments.........................   5
Statement of Assets and Liabilities..............  10
Statement of Operations..........................  11
Statement of Changes in Net Assets...............  12
Financial Highlights.............................  13
Notes to Financial Statements....................  14
Report of Independent Accountants................  19
Dividend Reinvestment Plan.......................  20

VIM ANR 12/96

                             LETTER TO SHAREHOLDERS

December 10, 1996

Dear Shareholder,
    The first ten months of 1996 have
been a mixed experience for most
municipal bond fund investors. The
continuation of the 1995 rally at the
beginning of this year was thwarted
early on as the economy gained                       [PHOTO]
momentum, causing the bond market to
sell off. But by the second half of the
year, the pattern reversed. Growth
slowed and bonds recovered much of        DENNIS J. MCDONNELL AND DON G. POWELL
their earlier losses.
    This kind of volatility is not unusual, but it is difficult to predict and serves as a reminder to investors to maintain their long-term outlook. Bailing out during price declines and re-entering after market rebounds is often a losing strategy. We believe it is time in the market, not timing the market, that potentially maximizes long-term investment gains.
    Additionally, we believe our recent acquisition by Morgan Stanley Group Inc. will further help investors achieve their long-term goals. Morgan Stanley's strong global presence and commitment to superior investment performance complement our broad range of investment products, money management capabilities, and high level of service that we currently offer.

ECONOMIC OVERVIEW

    The economy has grown at a moderate pace this year, despite the second quarter's 4.7 percent surge. By the third quarter, growth slowed to 2.0 percent, near the level that prevailed early in the year. This moderation of economic activity, coupled with continued low inflation, eased fears of an interest rate hike by the Federal Reserve Board--fears that had dominated the market in early summer and pushed long-term bond yields above 7.0 percent.
    Once the market realized that the economy's pace had slowed, bond prices rose from their 1996 lows and yields fell as they moved in the opposite direction of bond prices. By the end of October, the 30-year Treasury bond yield was near 6.5 percent.
    During this recovery, municipal bonds rebounded even more than Treasuries, due to a steady demand that outpaced supply. It is expected that on a nationwide basis there will be little or no increase in the total number of municipal bonds outstanding this year. The volume of new issues is expected to almost equal the volume of bonds that were redeemed or called.

                                                           Continued on page two

Portfolio Composition by Credit Quality as of October 31, 1996

AAA............................... 100%

Based upon credit quality ratings issued by Standard & Poor's.
For securities not rated by Standard & Poor's, the Moody's rating is used.

PERFORMANCE SUMMARY

    Many closed-end municipal bond funds, such as this one, are currently offering higher after-tax yields than taxable income alternatives. The Trust generated a tax-exempt distribution of 6.51 percent(3), based on the closing stock price of $16.125 per common share as of October 31, 1996. For shareholders in the federal income tax bracket of 36 percent, this distribution rate is equivalent to a yield of 10.17 percent(4) on a taxable investment.
    The Trust's one-year total return was 9.19 percent(1), including reinvestment of all dividends, reflecting a 2.4 percent increase in market price for the period ended October 31, 1996.

Top Five Portfolio Holdings by Industry as of October 31, 1996

      Airport........................... 19.0%
      Health Care....................... 16.2%
      Single-Family Housing............. 10.6%
      Retail Electric/Gas/Telephone...... 9.6%
      Transportation..................... 7.0%

ECONOMIC OUTLOOK

    We believe Fed policy will remain unchanged through the end of the year. We look for the long Treasury bond to trade within a range of 6.25 and 6.75 percent and the 5-year Treasury to trade between 5.75 percent and 6.25 percent for the remainder of 1996. After that, interest rates could rise moderately if the economy rebounds to a 3.0 percent annual growth rate and inflation edges higher. Based upon this view of moderate growth and slightly higher inflation, we believe the outlook for fixed-income markets remains positive.
    Relatively stable interest rates early next year would be favorable for the leveraged structure of our closed-end funds, which involves borrowing short-term funds to purchase long-term municipal securities. Depending on the difference between long-term and short-term market rates, this structure provides opportunities for additional earnings over time. The leveraged capital structure of the Trust continues to provide common shareholders with above-market levels of dividend income. It should be noted, however, that the rise in short-term rates would have an unfavorable effect on common share performance.
    The bond market should find continued support from the results of the recent national elections. With a Democratic president and a Republican Congress, there should be checks on potential spending increases and tax cuts so the budget deficit does not balloon out of control. This split government should also help minimize chances of major tax reform, which would likely affect investment markets, including municipal bonds.

                                                         Continued on page three

    The stock market is another factor that could influence the performance of the bond market in the coming year. If stocks suffer a protracted setback, the demand for bonds, including municipals, could increase.
    We will closely monitor any new developments in Washington and in the financial markets in order to evaluate their potential impact on the Trust. We believe that in the coming year, the municipal market will continue to be an attractive investment choice for investors seeking high current income. Thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you to help you achieve your financial goals.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1996

            VAN KAMPEN AMERICAN CAPITAL TRUST FOR INSURED MUNICIPALS
                           (NYSE TICKER SYMBOL--VIM)

 TOTAL RETURNS
One-year total return based on market price(1).............     9.19%
One-year total return based on NAV(2)......................     6.53%

 DISTRIBUTION RATES

Distribution rate as a % of closing stock price(3).........     6.51%
Taxable-equivalent distribution rate as a % of closing
  stock price(4)...........................................    10.17%

 SHARE VALUATIONS

Net asset value............................................   $ 16.69
Closing stock price........................................   $16.125
One-year high common stock price (08/13/96)................   $16.500
One-year low common stock price (12/19/95).................   $15.625
Preferred share (Series A) rate(5).........................     3.40%
Preferred share (Series B) rate(5).........................     3.40%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

(5)See "Notes to Financial Statements" footnote #6, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         ALABAMA  1.2%
$1,000   Birmingham-Carraway, AL Methodist Hlth Sys Ser A
         (Connie Lee Insd)...............................  5.875%    08/15/25  $ 1,001,480
 2,000   Huntsville, AL Pub Bldg Auth Lease Rev Muni
         Justice Pub & Safety Cent A (MBIA Insd).........  5.900     10/01/16    2,044,300
                                                                               ------------
                                                                                 3,045,780
                                                                               ------------
         ALASKA  0.4%
   935   Alaska St Hsg Fin Corp Coll Mtg Oblig Ser A
         Subser A2 (GNMA Collateralized).................  7.050     06/01/25      989,389
                                                                               ------------
         ARIZONA  2.4%
 1,500   Arizona Hlth Fac Auth Hosp Sys Rev Phoenix
         Baptist Hosp & Med Rfdg (MBIA Insd).............  6.250     09/01/11    1,615,785
 1,556   Peoria, AZ Indl Dev Auth Multi-Family Rev Sr Hsg
         Casa Del Rio A Rfdg (GNMA Collateralized).......  7.300     02/20/15    1,699,323
 2,500   Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
         Irvington Proj Tucson Ser A Rfdg (FSA Insd).....  7.250     07/15/10    2,774,275
                                                                               ------------
                                                                                 6,089,383
                                                                               ------------
         CALIFORNIA  14.1%
 2,500   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
         Pacific Gas & Elec Ser B (FSA Insd).............  6.350     06/01/09    2,666,400
 9,000   Los Angeles Cnty, CA Pension Oblig Ctfs Ltd Muni
         Oblig Ser A (MBIA Insd).........................  6.900     06/30/08   10,449,270
 7,500   Mount Diablo, CA Hosp Dist Rev Ser A (Embedded
         Cap) (AMBAC Insd)...............................  5.125     12/01/23    6,763,575
 1,305   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...  6.250     08/01/10    1,403,201
 3,600   Sacramento Cnty, CA Arpt Ser A (MBIA Insd)......  5.900     07/01/24    3,619,260
 2,000   San Francisco, CA City & Cnty Arpt Comm Intl
         Arpt Rev Second Ser Issue 12-A (FGIC Insd)......  5.800     05/01/21    2,002,340
 1,000   San Francisco, CA City & Cnty Redev Agy Hotel
         Tax Rev (FSA Insd)..............................  6.750     07/01/15    1,110,040
 9,000   San Jose, CA Single Family Mtg Rev Ser A Cap
         Apprec (GEMIC Mtg Collateralized)...............      *     04/01/16    2,954,430
 4,240   University of CA Rev Multi Purp Proj Ser D (MBIA
         Insd)...........................................  6.300     09/01/14    4,507,163
                                                                               ------------
                                                                                35,475,679
                                                                               ------------
         COLORADO  0.6%
 1,500   Denver, CO City & Cnty Arpt Rev Ser B (MBIA
         Insd)...........................................  5.750     11/15/15    1,500,600
                                                                               ------------
         FLORIDA  1.8%
 1,000   Hillsborough Cnty, FL Aviation Tampa Intl Arpt
         Ser A (FGIC Insd)...............................  6.000     10/01/23    1,017,410

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
---------------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$1,000   Jacksonville, FL Wtr & Swr Rev United Wtr FL
         Proj (AMBAC Insd)...............................  6.350%    08/01/25  $ 1,066,100
 1,000   Melbourne, FL Arpt Rev Rfdg (MBIA Insd).........  6.250     10/01/18    1,072,720
 1,335   Orange Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev Ser A (GNMA Collateralized).................  6.200     10/01/16    1,358,963
                                                                               ------------
                                                                                 4,515,193
                                                                               ------------
         HAWAII  1.6%
 3,500   Hawaii St Dept Budget & Fin Spl Purp Mtg Rev
         Hawaiian Elec Co Proj Ser B (MBIA Insd).........  7.600     07/01/20    3,880,030
                                                                               ------------
         ILLINOIS  11.9%
 8,965   Chicago, IL O'Hare Intl Arpt Rev Genl Arpt
         Second Lien Ser A (AMBAC Insd)..................  5.500     01/01/16    8,580,581
 9,050   Chicago, IL O'Hare Intl Arpt Spl Fac Rev Intl
         Terminal (MBIA Insd)............................  6.750     01/01/18    9,703,410
 3,490   Chicago, IL Residential Mtg Rev Ser B Rfdg (MBIA
         Insd)...........................................      *     10/01/09    1,433,273
 3,000   Onterie Cent Hsg Fin Corp IL Mtg Rev Onterie
         Cent Proj Ser A Rfdg (MBIA Insd)................  7.000     07/01/12    3,195,330
 6,150   Onterie Cent Hsg Fin Corp IL Mtg Rev Onterie
         Cent Proj Ser A Rfdg (MBIA Insd)................  7.050     07/01/27    6,513,157
 1,125   Peoria, IL Pub Bldg Comm Sch Bldg & Sch Fac Rev
         Sch Dist 150 Proj B (AMBAC Insd)................      *     12/01/08      532,935
                                                                               ------------
                                                                                29,958,686
                                                                               ------------
         KANSAS  4.1%
 3,500   Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co
         Proj Rfdg (MBIA Insd)...........................  7.000     06/01/31    3,861,200
 2,000   Kansas St Dev Fin Auth Hlth Fac Rev Stormont
         Vail Hlthcare Inc F (MBIA Insd).................  5.800     11/15/21    2,011,280
 2,000   Kansas St Dev Fin Auth Hlth Fac Rev Stormont
         Vail Hlthcare Inc G (MBIA Insd).................  5.800     11/15/21    2,011,280
 2,145   Olathe Labette Cnty, KS Single Family Mtg Rev
         Coll Ser A-I Rfdg (GNMA Collateralized).........  8.100     08/01/23    2,389,187
                                                                               ------------
                                                                                10,272,947
                                                                               ------------
         LOUISIANA  5.4%
3,145    Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev
         Lake Charles Mem Hosp Proj Ser A (Connie Lee
         Insd)...........................................  6.650     12/01/21    3,426,949
3,395    Louisiana Pub Fac Auth Rev (Embedded Cap) (FGIC
         Insd)...........................................  5.875     02/15/11    3,479,637
   65    Louisiana Pub Fac Auth Rev Student Ln LA
         Opportunity Ln A (FSA Insd).....................  6.600     01/01/04       69,640
1,005    Louisiana Pub Fac Auth Rev Student Ln LA
         Opportunity Ln A (FSA Insd).....................  6.700     01/01/05    1,077,451
  670    Louisiana Pub Fac Auth Rev Student Ln LA
         Opportunity Ln A (FSA Insd).....................  6.800     01/01/06      719,084

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         LOUISIANA (CONTINUED)
$1,420   Louisiana Pub Fac Auth Rev Student Ln LA
         Opportunity Ln A (FSA Insd).....................  6.850%    01/01/09  $ 1,503,539
2,900    New Orleans, LA Pub Impt (Prerefunded @
         09/01/02) (FGIC Insd)...........................  7.000     09/01/19    3,259,397
                                                                               ------------
                                                                                13,535,697
                                                                               ------------
         MARYLAND  0.7%
1,675    Prince Georges Cnty, MD Hsg Auth Mtg Rev
         Riverview Terrace Ser A Rfdg (GNMA
         Collateralized).................................  6.400     12/20/10    1,766,824
                                                                               ------------
         MASSACHUSETTS  1.9%
4,530    Massachusetts Edl Ln Auth Edl Ln Rev Muni
         Forwards Issue E Ser A (AMBAC Insd).............  7.000     01/01/10    4,703,997
                                                                               ------------
         MICHIGAN  4.6%
6,000    Detroit, MI Econ Dev Corp Res Recovery Rev Ser A
         (FSA Insd)......................................  6.875     05/01/09    6,465,060
1,000    Monroe Cnty, MI Econ Dev Corp Ltd Oblig Rev Coll
         Detroit Edison Co Ser AA Rfdg (FGIC Insd).......  6.950     09/01/22    1,205,720
3,500    Monroe Cnty, MI Pollutn Ctl Rev Coll Detroit
         Edison Monroe Ser 1 (MBIA Insd).................  6.875     09/01/22    3,822,000
                                                                               ------------
                                                                                11,492,780
                                                                               ------------
         MISSISSIPPI  4.3%
2,475    Mississippi Home Corp Single Family Rev Mtg
         Access Pgm (GNMA Collateralized)................  7.100     05/01/23    2,635,256
1,805    Mississippi Home Corp Single Family Rev Mtg
         Access Pgm Ser C (GNMA Collateralized)..........  8.125     12/01/24    2,013,117
1,720    Mississippi Home Corp Single Family Rev Mtg
         Access Pgm Ser D (GNMA Collateralized)..........  8.100     12/01/24    1,920,827
1,405    Mississippi Home Corp Single Family Rev Mtg
         Access Pgm Ser E (GNMA Collateralized)..........  8.100     12/01/25    1,564,327
2,500    Mississippi Hosp Equip & Fac Auth Rev Rush Med
         Fndtn Proj (Connie Lee Insd)....................  6.700     01/01/18    2,705,525
                                                                               ------------
                                                                                10,839,052
                                                                               ------------
         NEBRASKA  1.0%
2,250    Nebraska Invt Fin Auth Single Family Mtg Rev
         (Inverse Fltg) (GNMA Collateralized)............  9.273     09/15/24    2,374,313
                                                                               ------------
         NEVADA  3.8%
9,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser A
         (FGIC Insd).....................................  6.700     06/01/22    9,616,410
                                                                               ------------
         NEW JERSEY  6.9%
8,500    Mercer Cnty, NJ Impt Auth Rev Solid Waste Ser A
         Rfdg (FGIC Insd)................................  6.700     04/01/13    8,737,830
8,250    New Jersey Hlthcare Fac Fin Auth Rev Overlook
         Hosp Assn Ser E (FGIC Insd).....................  6.700     07/01/13    8,552,692
                                                                               ------------
                                                                                17,290,522
                                                                               ------------

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         NEW MEXICO  1.7%
$1,900   Albuquerque, NM Arpt Rev Ser A (AMBAC Insd).....  6.600%    07/01/16  $ 2,057,225
 2,070   New Mexico Edl Assistance Fndtn Student Ln Rev
         Ser A (AMBAC Insd)..............................  6.850     04/01/05    2,219,019
                                                                               ------------
                                                                                 4,276,244
                                                                               ------------
         OHIO  0.4%
 1,000   Cuyahoga Cnty, OH Multi-Family Rev Hsg Mtg Natl
         Terminal Apartments Proj (FNMA Insd)............  5.750     07/01/06    1,031,320
                                                                               ------------
         PENNSYLVANIA  6.3%
 7,500   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
         Arpt Ser A (FSA Insd)...........................  6.800     01/01/10    8,128,874
 4,000   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
         Arpt Ser B (FSA Insd)...........................  6.625     01/01/22    4,247,400
 1,330   Allegheny Cnty, PA Residential Fin Auth Mtg Rev
         Single Family (GNMA Collateralized).............  7.100     05/01/24    1,395,210
 1,950   Sayre, PA Hlthcare Fac Auth Rev Hosp VHA PA/VHA
         East Fin Pgm B (AMBAC Insd).....................  6.375     07/01/22    2,068,521
                                                                               ------------
                                                                                15,840,005
                                                                               ------------
         RHODE ISLAND  0.7%
1,500    Rhode Island Port Auth & Econ Dev Corp Arpt Rev
         Ser A (FSA Insd)................................  7.000     07/01/14    1,736,265
                                                                               ------------
         SOUTH CAROLINA  3.9%
9,150    South Carolina St Port Auth Port Rev (AMBAC
         Insd)...........................................  6.750     07/01/21    9,836,616
                                                                               ------------
         TEXAS  12.2%
5,000    Brazos River Auth TX Pollutn Ctl Rev Coll TX
         Util Elec Co Proj A (AMBAC Insd)................  6.750     04/01/22    5,377,000
5,000    Brazos River Auth TX Pollutn Ctl Rev Coll TX
         Util Elec Co Proj B (FGIC Insd).................  6.625     06/01/22    5,364,600
1,000    Brazos River Auth TX Pollutn Ctl Rev Coll TX
         Util Elec Co Proj C (FGIC Insd).................  6.700     10/01/22    1,079,360
2,500    Conroe, TX Indpt Sch Dist Cap Apprec
         (Prerefunded @ 02/01/02) (PSFG Insd)............      *     02/01/08    1,331,850
3,000    Conroe, TX Indpt Sch Dist Cap Apprec
         (Prerefunded @ 02/01/02) (PSFG Insd)............      *     02/01/09    1,486,920
  755    Conroe, TX Indpt Sch Dist Cap Apprec
         (Prerefunded @ 02/01/02) (PSFG Insd)............      *     02/01/11      322,966
1,000    Conroe, TX Indpt Sch Dist Cap Apprec
         (Prerefunded @ 02/01/02) (PSFG Insd)............      *     02/01/12      396,830
2,305    Harris Cnty, TX Hsg Fin Corp Multi-Family Hsg
         Rev Cypress Ridge Apartments (FSA Insd).........  6.350     06/01/26    2,354,604
4,000    Houston, TX Arpt Sys Rev Sub Lien Ser A (FGIC
         Insd)...........................................  6.750     07/01/21    4,308,800
1,800    Midland, TX Ctfs Oblig Arpt Sub Lien (FSA
         Insd)...........................................  5.850     03/01/13    1,821,240

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         TEXAS (CONTINUED)
$4,510   Texas St Veterans Hsg Assistance (MBIA Insd)....  6.800%    12/01/23  $ 4,736,988
 2,000   Tyler, TX Hlth Fac Dev Corp Hosp Rev Mother
         Frances Hosp of Tyler (FGIC Insd)...............  6.500     07/01/22    2,128,040
                                                                               ------------
                                                                                30,709,198
                                                                               ------------
         WISCONSIN  2.9%
 5,000   Wisconsin St Hlth & Edl Fac Auth Rev Children's
         Hosp (Embedded Cap) (FGIC Insd).................  5.000     08/15/10    4,769,600
 1,250   Wisconsin St Hlth & Edl Fac Auth Rev Felician
         Hlth Care Ser A Rfdg (AMBAC Insd)...............  7.000     01/01/15    1,347,663
 1,000   Wisconsin St Hlth & Edl Fac Auth Rev Saint Lukes
         Med Cent Proj (MBIA Insd).......................  7.100     08/15/19    1,108,880
                                                                               ------------
                                                                                 7,226,143
                                                                               ------------
         PUERTO RICO  2.2%
 5,000   Puerto Rico Comwlth Hwy & Tran Ser Y (Embedded
         Cap) (FSA Insd).................................  5.730     07/01/21    5,477,550
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  97.0%
  (Cost $228,415,418) (a)....................................................  243,480,623
SHORT-TERM INVESTMENTS AT AMORTIZED COST  0.3%...............................      700,000
OTHER ASSETS IN EXCESS OF LIABILITIES  2.7%..................................    6,840,060
                                                                              -------------
NET ASSETS  100.0%........................................................... $251,020,683
                                                                              =============

*Zero coupon bond

(a) At October 31, 1996, cost for federal income tax purposes is $228,415,418; the aggregate gross unrealized appreciation is $15,389,505 and the aggregate gross unrealized depreciation is $324,300, resulting in net unrealized appreciation of $15,065,205.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $228,415,418) (Note 1)..............   $243,480,623
Short-Term Investments (Note 1)........................................        700,000
Cash...................................................................         56,666
Receivables:
  Interest.............................................................      4,363,411
  Securities Sold......................................................      3,037,562
Unamortized Organizational Expenses (Note 1)...........................          1,797
Other..................................................................          3,595
                                                                          ------------
      Total Assets.....................................................    251,643,654
                                                                          ------------
LIABILITIES:
Payables:
  Income Distributions -- Common and Preferred Shares..................        254,316
  Investment Advisory Fee (Note 2).....................................        126,958
  Administrative Fee (Note 2)..........................................         42,319
  Affiliates (Note 2)..................................................          2,643
Accrued Expenses.......................................................        146,698
Deferred Compensation and Retirement Plans (Note 2)....................         50,037
                                                                          ------------
      Total Liabilities................................................        622,971
                                                                          ------------
NET ASSETS.............................................................   $251,020,683
                                                                          ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 1,800
  issued with liquidation preference of $50,000 per share) (Note 6)....   $ 90,000,000
                                                                          ------------
Common Shares ($.01 par value with an unlimited number of shares
  authorized, 9,648,688 shares issued and outstanding) (Note 3)........         96,487
Paid in Surplus........................................................    142,142,746
Net Unrealized Appreciation on Securities..............................     15,065,205
Accumulated Net Realized Gain on Securities............................      2,071,125
Accumulated Undistributed Net Investment Income........................      1,645,120
                                                                          ------------
      Net Assets Applicable to Common Shares...........................    161,020,683
                                                                          ------------
NET ASSETS.............................................................   $251,020,683
                                                                          ============
NET ASSET VALUE PER COMMON SHARE ($161,020,683 divided
  by 9,648,688 shares outstanding).....................................   $      16.69
                                                                          ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest................................................................   $15,290,178
                                                                           -----------
EXPENSES:
Investment Advisory Fee (Note 2)........................................     1,495,450
Administrative Fee (Note 2).............................................       498,483
Preferred Share Maintenance (Note 6)....................................       258,579
Trustees Fees and Expenses (Note 2).....................................        24,017
Legal (Note 2)..........................................................        16,470
Amortization of Organizational Expenses (Note 1)........................         8,019
Other...................................................................       250,542
                                                                           -----------
    Total Expenses......................................................     2,551,560
                                                                           -----------
NET INVESTMENT INCOME...................................................   $12,738,618
                                                                           ===========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments...........................................................   $ 2,724,014
  Options...............................................................       (98,848)
  Futures...............................................................       167,686
                                                                           -----------
Net Realized Gain on Securities.........................................     2,792,852
                                                                           -----------
Net Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...............................................    17,319,660
  End of the Period:
    Investments.........................................................    15,065,205
                                                                           -----------
Net Unrealized Depreciation on Securities During the Period.............    (2,254,455)
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES..........................   $   538,397
                                                                           ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..............................   $13,277,015
                                                                           ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                         Year Ended
                                                         October 31,       Year Ended
                                                            1996        October 31, 1995
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................  $ 12,738,618     $ 12,887,953
Net Realized Gain/Loss on Securities....................     2,792,852         (439,041)
Net Unrealized Appreciation/Depreciation on
  Securities During the Period..........................    (2,254,455)      18,551,787
                                                          ------------      -----------
Change in Net Assets from Operations....................    13,277,015       31,000,699
                                                          ------------      -----------
Distributions from Net Investment Income:
  Common Shares.........................................   (10,110,226)     (10,100,032)
  Preferred Shares......................................    (3,199,725)      (3,490,755)
                                                          ------------      -----------
Total Distributions.....................................   (13,309,951)     (13,590,787)
                                                          ------------      -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....       (32,936)      17,409,912
FROM CAPITAL TRANSACTIONS (NOTE 3):
  Value of Common Shares Issued Through Dividend
    Reinvestment........................................       476,622              -0-
                                                          ------------     ------------
TOTAL INCREASE IN NET ASSETS............................       443,686       17,409,912
NET ASSETS:
Beginning of the Period.................................   250,576,997      233,167,085
                                                          ------------     ------------
End of the Period (Including undistributed net
  investment income of $1,645,120 and $2,216,453,
  respectively).........................................  $251,020,683     $250,576,997
                                                          ============     ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                               January 24, 1992
                                                                                (Commencement
                                              Year Ended October 31             of Investment
                                      --------------------------------------    Operations) to
                                       1996      1995       1994      1993     October 31, 1992
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period (a)......................... $16.693   $14.883    $18.213   $15.278            $14.737
                                       ------    ------     ------    ------             ------
  Net Investment Income..............   1.323     1.340      1.351     1.365               .924
  Net Realized and Unrealized
    Gain/Loss on Securities..........    .054     1.883     (3.150)    2.949               .340
                                       ------    ------     ------    ------             ------
Total from Investment Operations.....   1.377     3.223     (1.799)    4.314              1.264
                                       ------    ------     ------    ------             ------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders......   1.050     1.050      1.050      .970               .525
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders...................    .332      .363       .301      .293               .198
  Distributions from Net Realized
    Gain on Securities:
    Paid to Common Shareholders......     -0-       -0-       .146      .086                -0-
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders...................     -0-       -0-       .034      .030                -0-
                                       ------    ------     ------    ------             ------
Total Distributions..................   1.382     1.413      1.531     1.379               .723
                                       ------    ------     ------    ------             ------
Net Asset Value, End of the Period... $16.688   $16.693    $14.883   $18.213            $15.278
                                       ======    ======     ======    ======             ======
Market Price Per Share at End of the
  Period............................. $16.125   $15.750    $13.500   $17.250            $14.500
Total Investment Return at Market
  Price (b)..........................   9.19%    24.96%    (15.57%)   26.98%               .09%*
Total Return at Net Asset Value
  (c)................................   6.53%    19.80%    (12.20%)   26.75%              5.33%*
Net Assets at End of the Period (In
  millions).......................... $ 251.0   $ 250.6    $ 233.2   $ 265.2            $ 237.0
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares.............................   1.60%     1.63%      1.57%     1.54%              1.51%
Ratio of Expenses to Average Net
  Assets.............................   1.02%     1.03%      1.01%      .99%              1.01%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)..................   5.99%     6.16%      6.33%     6.29%              6.08%
Portfolio Turnover...................     35%       28%        26%       38%                90%*

(a) Net asset value at January 24, 1992, is adjusted for common and preferred share offering costs of $.263 per common share.

(b) Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total return at net asset value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Trust for Insured Municipals (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust intends to invest substantially all of its assets in municipal securities which are covered by insurance with respect to the timely payment of principal and interest. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At October 31, 1996, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1996
--------------------------------------------------------------------------------

D. ORGANIZATIONAL EXPENSES--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending January 23, 1997. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended October 31, 1996, 99.98% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1997, the Trust will provide tax information to shareholders for the 1996 calendar year.

G. INSURANCE EXPENSE--The Trust typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured either through secondary market insurance or portfolio insurance. The insurance policies guarantee the timely payment of principal and interest on the securities in the Trust's portfolio.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include

                                October 31, 1996
--------------------------------------------------------------------------------

record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1996, the Trust recognized expenses of approximately $17,000 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At October 31, 1996, VKAC owned 6,700 common shares of the Trust.

3. CAPITAL TRANSACTIONS

At October 31, 1996 and October 31, 1995, paid in surplus related to common shares aggregated $142,142,746 and $141,666,418, respectively.

    Transactions in common shares were as follows:

                                              YEAR ENDED         YEAR ENDED
                                        OCTOBER 31, 1996   OCTOBER 31, 1995
---------------------------------------------------------------------------
Beginning Shares........................        9,619,286         9,619,286
Shares Issued Through Dividend
  Reinvestment..........................           29,402               -0-
                                                ---------         ---------
Ending Shares...........................        9,648,688         9,619,286
                                                ---------         ---------

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $86,517,161 and $98,204,074, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio

                                October 31, 1996
--------------------------------------------------------------------------------

holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended October 31, 1996, were as follows:

                                                   CONTRACTS    PREMIUM
------------------------------------------------------------------------
Outstanding at October 31, 1995....................       -0-  $     -0-
Options Written and Purchased (Net)................       800   (381,457)
Options Terminated in Closing Transactions (Net)...      (800)   381,457
                                                        -----  ---------
Outstanding at October 31, 1996....................       -0-  $     -0-
                                                        =====  =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

    Transactions in futures contracts, each with a par value of $100,000, for the year ended October 31, 1996, were as follows:

                                                            CONTRACTS
---------------------------------------------------------------------
Outstanding at October 31, 1995...........................        -0-
Futures Opened............................................        550
Futures Closed............................................       (550)
                                                                 ----
Outstanding at October 31, 1996...........................        -0-
                                                                 ====

                                October 31, 1996
--------------------------------------------------------------------------------

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

6. PREFERRED SHARES

The Trust has outstanding 1,800 Auction Preferred Shares ("APS") in two series of 900 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend periods for Series A and Series B are 28 days. The average rate in effect on October 31, 1996, was 3.40%. During the year ended October 31, 1996, the rates ranged from 3.280% to 3.874%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

7. SUBSEQUENT EVENT

The Trust declared a long-term capital gain distribution of $.16077 per common share to common shareholders of record on December 13, 1996 which will be payable on December 31, 1996.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen American Capital Trust for Insured Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Trust for Insured Municipals (the "Trust"), including the portfolio of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Trust for Insured Municipals as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 4, 1996

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX. 77056

            VAN KAMPEN AMERICAN CAPITAL TRUST FOR INSURED MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.
(C) Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.
(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Trust was held on May 23, 1996, where shareholders voted on the election of trustees and the selection of independent public accountants. With regard to the election of David C. Arch as elected trustee by the common shareholders of the Trust, 6,719,160 shares voted in his favor, 68,670 withheld. With regard to the election of Howard J Kerr as elected trustee by the common shareholders of the Trust, 6,718,375 shares voted in his favor, 69,455 withheld. With regard to the election of Dennis J. McDonnell as elected trustee by the common shareholders of the Trust, 6,718,964 shares voted in his favor, 68,867 withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 6,677,396 voted in favor, 27,912 voted against and 84,036 abstained.

A Special Meeting of Shareholders of the Trust was held on October 23, 1996, where shareholders voted on a new investment advisory agreement and changes to investment policies. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 7,686,745 shares voted for the proposal, 131,697 voted against and 297,451 abstained. With regard to the approval of certain changes to the Trust's fundamental investment policies with respect to investment in other investment companies, 4,006,589 shares voted for the proposal, 198,465 voted against and 260,219 abstained.

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